Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924

DMC GLOBAL REPORTS FIRST QUARTER FINANCIAL RESULTS

•First quarter sales were $159.3 million, up 5% sequentially and down 5% versus Q1 2024
•Net income attributable to DMC was $0.7 million
•Adjusted net income attributable to DMC* was $2.2 million, or $0.11 per diluted share
•Adjusted EBITDA attributable to DMC* was $14.4 million, while total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $18.1 million

BROOMFIELD, Colo. - May 1, 2025 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its first quarter ended March 31, 2025. Continued progress on key operational initiatives at DMC’s largest businesses drove a 5% sequential improvement in consolidated sales versus the fourth quarter, and a 39% sequential increase in consolidated adjusted EBITDA attributable to DMC.

Sales at Arcadia, DMC’s architectural building products business, were $65.6 million, up 9% sequentially and up 6% versus last year’s first quarter. The growth reflects higher sales of commercial exterior store front products and interior framing systems, which more than offset an expected decline in high-end residential window and door sales. Arcadia has recently refocused on its core commercial operations while making cost control a priority in the current volatile macroeconomic environment. Adjusted EBITDA attributable to DMC was $5.6 million, up 149% sequentially and up 58% versus the prior-year first quarter.

At DynaEnergetics, DMC’s energy products business, first quarter sales were $65.6 million, up 3% sequentially and down 16% versus the year-ago first quarter. The year-over-year decline principally reflects pricing adjustments and lower unit sales associated with weakness in the highly volatile global energy markets. Adjusted EBITDA was $7.4 million, up 45% sequentially and down 30% versus the first quarter last year.

DynaEnergetics recently completed a major automation initiative at its manufacturing center in Blum, Texas. The project focused on streamlining the assembly of the industry-leading DynaStage™ perforating system and will result in increased production capacity and a leaner workforce. While tariffs, oil price declines and poor economic visibility are outside of DMC’s control, management has focused on executing these actionable operating-improvement strategies.

At NobelClad, DMC’s composite metals business, sales were flat sequentially and up 5% versus the year-ago first quarter. Order backlog at the end of the first quarter was $41 million versus $49 million at the end of the fourth quarter. Incoming orders for this global business have been especially volatile in recent months, and have been directly impacted by tariff discussions as customers have elected to hold off on placing orders until visibility improves. Adjusted EBITDA was $5.4 million, down 7% sequentially and down 8% versus last year’s first quarter.

“At the end of 2024, we successfully extended the maturity of the Arcadia put/call obligation, while we stabilized operations at our two largest businesses,” said James O’Leary, Executive Chairman & Interim Chief Executive Officer. “This laid the foundation for our renewed ‘back to basics’ operating and commercial strategies focused on driving absolute EBITDA growth and free cash flow with a focus on further deleveraging.

“Our performance in the first quarter reflects a solid start to the year, as each of our businesses executed on the things within their control. While tariffs, deteriorating macroeconomic conditions and particularly poor visibility are ongoing challenges, our operating leaders are executing upon their operating-improvement strategies. I want to thank them—and all our DMC associates around the world—for their commitment and hard work on behalf of our stakeholders.”

Guidance
Second quarter sales are expected to be in a range of $149 million to $157 million, with adjusted EBITDA anticipated in a range of $10 million to $13 million. Lower project billings are anticipated in the second quarter at Arcadia, which recently completed a substantial portion of a large mixed-use project in California. Additionally, Arcadia’s results are expected to be below the year-ago second quarter, which benefitted from very strong demand for high-end residential and commercial exterior products. Since last year, demand in the luxury residential market has declined significantly, driven by persistently high interest rates, renewed inflation concerns, and broader macroeconomic uncertainty. At DynaEnergetics, second quarter guidance assumes sequentially stable well completion activity in its core U.S. onshore oil and gas markets. Finally, NobelClad’s sales are expected to be lower sequentially as customers seek clarity on evolving U.S. and reciprocal tariff policies. The above guidance is heavily influenced by macroeconomic concerns, volatility and visibility issues created by current tariff policies and the current level of energy prices. It is subject to change either upward or downward as greater clarity emerges.

Summary First Quarter Results

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net sales	$159,290	$152,374	$166,869	5%	(5)%
Gross profit percentage	25.9%	20.8%	25.4%
SG&A	$28,300	$25,126	$28,203	13%	—%
Net income (loss)	$1,863	$(1,156)	$2,319	261%	(20)%
Net income attributable to DMC	$677	$296	$2,563	129%	(74)%
Diluted net income (loss) per share attributable to DMC	$0.04	$(0.17)	$0.01	124%	300%
Adjusted net income attributable to DMC	$2,170	$1,754	$4,167	24%	(48)%
Adjusted diluted net income per share	$0.11	$0.09	$0.21	22%	(48)%
Adjusted EBITDA attributable to DMC	$14,391	$10,382	$16,683	39%	(14)%
Adjusted EBITDA before NCI allocation	$18,122	$11,876	$19,045	53%	(5)%
Adjusted EBITDA before NCI allocation margin	11.4%	7.8%	11.4%

Arcadia

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net sales	$65,580	$60,272	$61,925	9%	6%
Gross profit percentage	31.0%	22.4%	27.2%
Adjusted EBITDA attributable to DMC	$5,596	$2,243	$3,544	149%	58%
Adjusted EBITDA before NCI allocation	$9,327	$3,737	$5,906	150%	58%
Adjusted EBITDA before NCI allocation margin	14.2%	6.2%	9.5%

DynaEnergetics

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net sales	$65,551	$63,675	$78,122	3%	(16)%
Gross profit percentage	19.5%	15.1%	21.7%
Adjusted EBITDA	$7,379	$5,098	$10,539	45%	(30)%
Adjusted EBITDA margin	11.3%	8.0%	13.5%

NobelClad

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net sales	$28,159	$28,427	$26,822	(1)%	5%
Gross profit percentage	28.8%	30.5%	32.2%
Adjusted EBITDA	$5,416	$5,848	$5,880	(7)%	(8)%
Adjusted EBITDA margin	19.2%	20.6%	21.9%

•NobelClad's rolling 12-month bookings were $94.4 million, and the 12-month book-to-bill ratio was 0.88.

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=dujAKFVW

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), DMC also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:

•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.

•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Net debt: defined as total debt less total cash, cash equivalents and marketable securities.
•Free-cash flow: defined as cash flows from operating activities less net acquisitions of property, plant and equipment.

Management believes providing these additional financial measures is useful to investors in understanding DMC's operating performance, excluding the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

DMC is unable to reconcile its expected second quarter 2025 adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.

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Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including second quarter 2025 guidance on sales, adjusted EBITDA and the expected second quarter 2025 results (including billings) and underlying assumptions for each of Arcadia, DynaEnergetics and NobelClad. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; the timely completion of contracts; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product, technology, and margin enhancement initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; the potential effects of activist stockholder actions and actions that we may take to discourage takeover attempts, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2024. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
NET SALES	$159,290	$152,374	$166,869	5%	(5)%
COST OF PRODUCTS SOLD	118,091	120,675	124,517	(2)%	(5)%
Gross profit	41,199	31,699	42,352	30%	(3)%
Gross profit percentage	25.9%	20.8%	25.4%
COSTS AND EXPENSES:
General and administrative expenses	16,674	15,449	15,980	8%	4%
Selling and distribution expenses	11,626	9,677	12,223	20%	(5)%
Amortization of purchased intangible assets	4,763	5,278	5,292	(10)%	(10)%
Strategic review and related expenses	1,298	1,813	2,169	(28)%	(40)%
Restructuring expenses and asset impairments	325	178	—	83%	100%
Total costs and expenses	34,686	32,395	35,664	7%	(3)%
OPERATING INCOME (LOSS)	6,513	(696)	6,688	1,036%	(3)%
OTHER EXPENSE:
Other (expense) income, net	(218)	145	(409)	250%	(47)%
Interest expense, net	(1,699)	(1,918)	(2,317)	(11)%	(27)%
INCOME (LOSS) BEFORE INCOME TAXES	4,596	(2,469)	3,962	286%	16%
INCOME TAX PROVISION (BENEFIT)	2,733	(1,313)	1,643	308%	66%
NET INCOME (LOSS)	1,863	(1,156)	2,319	261%	(20)%
Less: Net income (loss) attributable to redeemable noncontrolling interest	1,186	(1,452)	(244)	182%	586%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$677	$296	$2,563	129%	(74)%
NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.04	$(0.17)	$0.01	124%	300%
Diluted	$0.04	$(0.17)	$0.01	124%	300%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,812,161	19,730,643	19,610,644	—%	1%
Diluted	19,816,281	19,730,643	19,622,455	—%	1%

Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024
Net income attributable to DMC Global Inc. stockholders	$677	$296	$2,563
Adjustment of redeemable noncontrolling interest	81	(1,059)	(2,307)
Deemed dividend	—	(2,500)	—
Net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$758	$(3,263)	$256

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net sales	$65,580	$60,272	$61,925	9%	6%
Gross profit	20,361	13,493	16,813	51%	21%
Gross profit percentage	31.0%	22.4%	27.2%
COSTS AND EXPENSES:
General and administrative expenses	7,459	8,237	7,656	(9)%	(3)%
Selling and distribution expenses	4,818	3,505	4,468	37%	8%
Amortization of purchased intangible assets	4,763	5,278	5,277	(10)%	(10)%
Restructuring expenses and asset impairments	325	118	—	175%	100%
Operating income (loss)	2,996	(3,645)	(588)	182%	610%
Adjusted EBITDA	9,327	3,737	5,906	150%	58%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,731)	(1,494)	(2,362)	150%	58%
Adjusted EBITDA attributable to DMC Global Inc.	$5,596	$2,243	$3,544	149%	58%

DynaEnergetics

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net sales	$65,551	$63,675	$78,122	3%	(16)%
Gross profit	12,811	9,604	16,971	33%	(25)%
Gross profit percentage	19.5%	15.1%	21.7%
COSTS AND EXPENSES:
General and administrative expenses	2,747	2,634	2,891	4%	(5)%
Selling and distribution expenses	4,476	3,588	5,223	25%	(14)%
Amortization of purchased intangible assets	—	—	15	—%	(100)%
Restructuring expenses and asset impairments	—	60	—	(100)%	—%
Operating income	5,588	3,322	8,842	68%	(37)%
Adjusted EBITDA	$7,379	$5,098	$10,539	45%	(30)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

NobelClad

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net sales	$28,159	$28,427	$26,822	(1)%	5%
Gross profit	8,097	8,676	8,644	(7)%	(6)%
Gross profit percentage	28.8%	30.5%	32.2%
COSTS AND EXPENSES:
General and administrative expenses	1,192	1,092	1,074	9%	11%
Selling and distribution expenses	2,283	2,534	2,470	(10)%	(8)%
Operating income	4,622	5,050	5,100	(8)%	(9)%
Adjusted EBITDA	$5,416	$5,848	$5,880	(7)%	(8)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

			Change
	Mar 31, 2025	Dec 31, 2024	Year-end
	(unaudited)
ASSETS

Cash and cash equivalents	$14,705	$14,289	3%
Accounts receivable, net	114,470	103,361	11%
Inventories	148,735	152,580	(3)%
Prepaid expenses and other	18,999	18,792	1%

Total current assets	296,909	289,022	3%

Property, plant and equipment, net	128,955	129,276	—%
Purchased intangible assets, net	169,341	174,104	(3)%
Other long-term assets	75,435	78,935	(4)%

Total assets	$670,640	$671,337	—%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$45,514	$45,059	1%
Contract liabilities	18,538	23,162	(20)%
Accrued income taxes	9,486	7,574	25%
Current portion of long-term debt	2,500	2,500	—%
Other current liabilities	35,725	35,807	—%

Total current liabilities	111,763	114,102	(2)%

Long-term debt	69,921	68,318	2%
Deferred tax liabilities	728	711	2%
Other long-term liabilities	47,225	50,155	(6)%
Redeemable noncontrolling interest	187,080	187,080	—%
Stockholders’ equity	253,923	250,971	1%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$670,640	$671,337	—%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,863	$(1,156)	$2,319
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation	3,660	3,597	3,419
Amortization of purchased intangible assets	4,763	5,278	5,292
Amortization of deferred debt issuance costs	217	217	190
Stock-based compensation	1,599	1,799	1,549
Bad debt expense	706	(49)	476
Deferred income taxes	22	(515)	(546)
Asset impairments	—	138	—
Other	555	(1,242)	(985)
Change in working capital, net	(8,897)	3,744	1,726
Net cash provided by operating activities	4,488	11,811	13,440
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of marketable securities	—	—	3,000
Proceeds from sales of marketable securities	—	—	9,619
Acquisition of property, plant and equipment	(3,779)	(5,684)	(2,968)
Proceeds from property, plant and equipment reimbursements	426	587	—
Proceeds on sale of property, plant and equipment	21	3	—
Net cash (used in) provided by investing activities	(3,332)	(5,094)	9,651
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(625)	(625)	(117,500)
Borrowings on term loan	—	—	50,000
Borrowings on revolving loans	8,500	12,500	70,450
Repayments on revolving loans	(6,375)	(15,375)	(30,450)
Payment of debt issuance costs	—	—	(2,735)
Distributions to redeemable noncontrolling interest holder	(1,151)	(124)	(3,125)
Payment of deemed dividend to noncontrolling interest holder	—	(2,500)	—
Treasury stock purchases	(484)	(240)	(936)
Net cash used in financing activities	(135)	(6,364)	(34,296)
EFFECTS OF EXCHANGE RATES ON CASH	(605)	(575)	609
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	416	(222)	(10,596)
CASH AND CASH EQUIVALENTS, beginning of the period	14,289	14,511	31,040
CASH AND CASH EQUIVALENTS, end of the period	$14,705	$14,289	$20,444

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Net income (loss)	1,863	(1,156)	2,319	261%	(20)%
Interest expense, net	1,699	1,918	2,317	(11)%	(27)%
Income tax provision (benefit)	2,733	(1,313)	1,643	308%	66%
Depreciation	3,660	3,597	3,419	2%	7%
Amortization of purchased intangible assets	4,763	5,278	5,292	(10)%	(10)%
EBITDA	14,718	8,324	14,990	77%	(2)%
Stock-based compensation	1,563	1,706	1,477	(8)%	6%
Strategic review and related expenses	1,298	1,813	2,169	(28)%	(40)%
Restructuring expenses and asset impairments	325	178	—	83%	100%
Other expense (income), net	218	(145)	409	250%	(47)%
Adjusted EBITDA	$18,122	$11,876	$19,045	53%	(5)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,731)	(1,494)	(2,362)	150%	58%
Adjusted EBITDA attributable to DMC Global Inc.	$14,391	$10,382	$16,683	39%	(14)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income* and Adjusted Diluted Earnings per Share

*Net income attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended March 31, 2025
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$677	$0.03
Strategic review and related expenses, net of tax	1,298	0.07
Restructuring expenses, net of tax	195	0.01
As adjusted	$2,170	$0.11
(1) Calculated using diluted weighted average shares outstanding of 19,816,281

	Three months ended December 31, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$296	$0.02
Strategic review and related expenses, net of tax	1,360	0.07
Restructuring expenses and asset impairments, net of tax	98	—
As adjusted	$1,754	$0.09
(1) Calculated using diluted weighted average shares outstanding of 19,730,643

	Three months ended March 31, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$2,563	$0.13
Strategic review and related expenses, net of tax	1,604	0.08
As adjusted	$4,167	$0.21
(1) Calculated using diluted weighted average shares outstanding of 19,622,455

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Operating income (loss), as reported	$2,996	$(3,645)	$(588)	182%	610%
Adjustments:
Depreciation	1,006	1,004	875	—%	15%
Amortization of purchased intangible assets	4,763	5,278	5,277	(10)%	(10)%
Stock-based compensation	237	982	342	(76)%	(31)%
Restructuring expenses and asset impairments	325	118	—	175%	100%
Adjusted EBITDA	9,327	3,737	5,906	150%	58%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,731)	(1,494)	(2,362)	150%	58%
Adjusted EBITDA attributable to DMC Global Inc.	$5,596	$2,243	$3,544	149%	58%

DynaEnergetics

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Operating income, as reported	$5,588	$3,322	$8,842	68%	(37)%
Adjustments:
Depreciation	1,791	1,716	1,682	4%	6%
Amortization of purchased intangible assets	—	—	15	—%	(100)%
Restructuring expenses and asset impairments	—	60	—	(100)%	—%
Adjusted EBITDA	$7,379	$5,098	$10,539	45%	(30)%

NobelClad

	Three months ended			Change
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024	Sequential	Year-on-year
Operating income, as reported	$4,622	$5,050	$5,100	(8)%	(9)%
Adjustments:
Depreciation	794	798	780	(1)%	2%
Adjusted EBITDA	$5,416	$5,848	$5,880	(7)%	(8)%